FORM OF LOCK-UP AGREEMENT





                         February 1, 2002



Bioenvision, Inc.
Suite 1600
One Rockefeller Plaza
New York, New York 10020

and

Each of the Former Stockholders of Pathagon Inc.
whose names and addresses are set forth on Schedule A hereto
c/o Pathagon Inc.
1285 Avenue of the Americas, 35th Floor
New York, New York 10019


Gentlemen:

          Reference is made to that certain Amended and Restated Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), among Bioenvision, Inc.
("Bioenvision"), Bioenvision Acquisition Corp. and Pathagon
Inc. ("Pathagon") and that certain Registration Rights
Agreement, dated as of the date hereof, by and among Bioenvision and each of the former stockholders of Pathagon listed on Schedule A hereto (the "Registration Rights
Agreement"). Capitalized terms used not otherwise defined herein shall have the respective meanings ascribed to such terms in the Registration Rights Agreement.

          The undersigned hereby agrees that from the date hereof until the date and time upon which a registration statement filed by Bioenvision with the Commission which registers the resale of all of the Registrable Securities has become effective under the Securities Act, the undersigned will not offer, sell or otherwise dispose of, or contract to dispose of (or announce any offer, sale, grant of any option to purchase or other disposition of), pledge or hypothecate, directly or indirectly, any shares of common stock, par value $.001 per share, of Bioenvision (the "Common Stock"), any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock, directly or indirectly, without the prior written consent of a majority in interest of the former stockholders of Pathagon listed on Schedule A hereto.

                    Very truly yours,

                         ______________________
                    [Name of Director, Officer or 5% Stockholder]




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                       Schedule A

Al-Mandani Investment Co. Ltd.
Mohammed. Nabil Al-Midani
PO Box 40761
Al-Kharj Road, Kilo 7
Riyadh - 11511, Saudi Arabia

Benefit Capital Management
Linda Abrams
Dow Chemical Company
Dorinco 100
Midland, MI 48674
989-636-9356
labrahams@dow.com

Community Investment Partners III, LP, LLLP
Daniel A. Burkhardt
12555 Manchester Road
St. Louis, MO 63131

David Bernstein
C/o Alpine Biologics
33 Kings Highway
Orangeburg, NY 10962-1802
518-297-6447

Eugene Zurlo
4 Nicklaus Lane
Kiawah Island, SC 29455
843-768-3155
GeneZurlo@aol.com

Fredrick C. Schreuder
Elksveien 83
N-1361 Osteraas, Norway

Gutrafin, Ltd.
Francis C. Lang
40 Egerton Crescent
London, SW3 2EB
United Kingdom
Fax : 44-171-823-7046

Hoegh Invest A/S
Carl Preben Hoegh
Chairman
Parkveien 55
PO Box 2416 Solli
0201 Oslo - Norway

Oakwood Investors I, LLC
James L. Nouss, Jr.
890 Durrow Drive
St. Louis, MO 63141
Fax : 314-259-2020

Robert J. Donohoe
C/o Alpine Biologics
33 Kings Highway
Orangeburg, NY 10962-1802
518-297-6447

SCO Capital Partners
Steven H. Rouhandeh
1285 Avenue of the Americas
35th Floor
New York, NY 10019

SCO Financial Group
Steven H. Rouhandeh
1285 Avenue of the Americas
35th Floor
New York, NY 10019

Edward W. Kelly
10 Half Mile Road
Barrington, RI  02806

Jeffrey B. Davis
35 Plymouth Road
Summit, NJ  07901